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                                                                    EXHIBIT 10.3

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

                                    (REVISED)

              THIS AMENDMENT AGREEMENT is made between Paragon Capital LLC ("PARAGON"), a Delaware limited liability company with its principal executive offices at Hillsite Office Building, 75 Second Avenue, Suite 400, Needham, Massachusetts 02494 and Foothill Capital Corporation ("FOOTHILL"), a California corporation with its principal executive offices at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California, 90025 (Paragon and Foothill, collectively being "LENDER" hereunder) and, for the purpose of monitoring and servicing the facility referenced herein, its regional offices located at 60 State Street, Suite 1150, Boston, Massachusetts, 02109, and Crown Books Corporation, Crown Books East Corporation, Crown Books West Corporation, Crown Books National Corporation, Super Crown Books Corporation and Crown DHC Corporation, Delaware corporations and Debtors-in-Possession under Chapter 11, Case Nos. 98-1575 (RRM) through 98-1575 (RRM), District of Delaware (collectively "BORROWER"), with their principal executive offices at 3300 75th Avenue, Landover, Maryland, 20785, with respect to a certain Loan and Security Agreement between Borrower and Lender dated July 15, 1998, as amended (the "Loan Agreement") ( all capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement);

              WHEREAS, the Bankruptcy Court approved the Loan Agreement by interim order dated July 15, 1998, docketed on July 17, 1998 and following hearing by final order dated July 31, 1998 (the "Final Order");

              WHEREAS the Loan Agreement provided for the Amended DIP Facility as described in Exhibit 1-1 to the Loan Agreement;

              WHEREAS the Lender and the Borrower desire to amend the Loan Agreement to provide for the Amended DIP Facility as described in Exhibit 1-1 to the Loan Agreement.

              NOW THEREFORE in consideration of the mutual promises set forth herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Article 1-8(a) is hereby amended by striking it in its entirety and substituting the following:

       (a) The unpaid principal balance of the Loan Account shall bear interest until repaid (calculated based upon a 360-day year and actual days elapsed) as follows:

              (i)    for Standard Inventory Advances -  Base plus one and one
                                                        quarter percent (1.25%)
                                                        per annum

              (ii)   for Special Inventory Advances -   Base plus eight and
                                                        one-half percent (8.5%)
                                                        per annum

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              but in no event less than eight percent (8%) per annum, or in excess of the maximum rate permitted by applicable law.

2. Article 1-8(b) is hereby amended by deleting "plus four (4%) percent per annum" in the last line thereof and inserting in lieu thereof "plus two (2%) percent per annum."

3. The Commitment Fee provided for in Section 1-9(a) of the Loan Agreement shall be reduced to a total of Six Hundred Thousand ($600,000) Dollars, which fee is fully earned as of the date hereof. A total of Two Hundred Thousand ($200,000) Dollars of the Commitment Fee, as of August 17,1998, has been paid by Borrower to Lender and any additional amounts of the Commitment Fee due and paid under the Loan Agreement shall be credited against the remaining balance of Four Hundred Thousand ($400,000) Dollars, which balance, subject to approval of the Bankruptcy Court and any such credits, shall be due and payable upon the execution hereof.

4. Article 1-9(b) is hereby amended by striking it in its entirety and substituting in its place the following:

              "1-9(b) Loan Maintenance Fee. On the date of execution hereof and on each anniversary of the date of execution hereof, a loan maintenance fee equal to One Hundred Twenty Thousand ($120,000) Dollars Such fee shall have been fully earned as of the date hereof and as of each anniversary of the date of execution hereof and shall be payable in twelve (12) monthly installments as follows: 1/12th of such fee (Ten Thousand ($10,000) Dollars) shall be payable as of the date hereof and on each anniversary of the date of execution hereof, and 1/12th of such fee shall be payable on the same day of each month hereafter and thereafter until paid in full; and during any month which the Lender makes any Special Inventory Advance, the Loan Maintenance Fee shall increase by Ten Thousand ($10,000) Dollars (the "Loan Maintenance Fee").

       In any instance where reporting as outlined in Article 9 is received by Lender beyond the period set forth therein, the monthly loan maintenance fee for the then subject month shall be two times the usual amount set forth herein. In the event of two (2) consecutive months of late or incomplete reporting, such month's Loan Maintenance Fee shall increase permanently thereafter by Five Thousand ($5,000) Dollars plus the doubled usual amount until such time as the Borrower has two (2) consecutive months of timely and complete reporting."

5. Section 7-5 is hereby amended to change in the last line, "two (2) Banking Days" to "one (1) Banking Day."

6. Article 13-1 is hereby amended by striking it in its entirety and substituting the following:

              "13-1. Termination of Revolving Credit. This Agreement is, and is intended to be, a continuing agreement and shall remain in full force and effect for a term ending on the Maturity Date, provided, however, that Borrower may terminate this Agreement by

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       giving the Lender notice to terminate in writing at least thirty (30)
       days prior to the date of any such termination whereupon all Liabilities shall be due and payable in full without presentation, demand, or further notice of any kind, whether or not all or any part of the Liabilities is otherwise due and payable pursuant to the agreement or instrument evidencing same. Lender may terminate this Agreement immediately and without notice upon the occurrence of an Event of Default. Notwithstanding the foregoing or anything in this Agreement or elsewhere to the contrary, the security interest, Lender's rights and remedies hereunder and Borrower's obligations and liabilities hereunder shall survive any termination of this Agreement and shall remain in full force and effect until all of the Liabilities outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by Lender, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. No Collateral shall be released or financing statement terminated until such final and irrevocable payment in full of the Liabilities, as described in the preceding sentence."

7. Article 13-2 is hereby amended by striking it in its entirety and substituting the following:

              "13-2. Effect of Termination. Upon the termination of the Revolving Credit, the Borrower shall pay the Lender (whether or not then due), in immediately available funds, all then Liabilities including, without limitation: the entire balance of the Loan Account; any then remaining installments of the Commitment Fee; any then remaining balance of the Loan Maintenance Fee; any accrued and unpaid Unused Line Fee; any Prepayment Premium and all unreimbursed costs and expenses of the Lender for which the Borrower is responsible, and shall make such arrangements concerning any L/C's then outstanding as are reasonably satisfactory to the Lender. Until such payment, all provisions of this Agreement, other than those contained in Article 1 which place an obligation on the Lender to make any loans or advances or to provide financial accommodations under the Revolving Credit or otherwise, shall remain in full force and effect until all Liabilities shall have been paid in full. The release by the Lender of the security interests granted the Lender by the Borrower hereunder may be upon such conditions and indemnifications as the Lender may require."

8.     The following Article 13-3 is added:

       13-3.  Prepayment Premium/Right of First Refusal.

       (a) If Borrower pays in full all or substantially all of the Liabilities at any time after July 15, 1999, and prior to the Maturity Date, for any reason, including, without limitation, any payment in full of the Liabilities following an acceleration by Lender of the Liabilities pursuant to Article 10 hereof, other than temporarily from funds internally generated in the ordinary course of business, at the time of such payment Borrower shall also pay to Lender a prepayment premium in an

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              amount equal to Seven Hundred Fifty Thousand Dollars ($750,000)
              (the "Prepayment Premium").

       (b) The Prepayment Premium shall be paid to Lender as liquidated damages for the loss of the bargain by Lender and not as a penalty.

       (c) Borrower hereby grants to Lender a right of first refusal to provide a new credit facility for the emergence of the Borrower from the Proceedings. Lender shall waive the Prepayment Premium if it provides an emergence facility or declines to provide (and another lender so provides) such new facility.

9. Article 17 is hereby amended by striking it in its entirety and substituting the following:

       Notwithstanding that Paragon and Foothill are "the Lender" hereunder, Paragon shall carry out the provisions of the Loan Agreement on Paragon's behalf and as Foothill's agent, and shall enforce and collect the Liabilities and may exercise and enforce all rights and privileges accruing to the Lender by reason of any other agreements, security, guarantees or claims given to us in connection with the Loan Agreement, all in accordance with Paragon's discretion and the exercise of Paragon's business judgment, and in accordance with agreements between Paragon and Foothill.

10. Exhibit 9-5 is hereby amended by deleting it in its entirety and substituting the attached revised Exhibit 9-5.

11. Exhibit 9-12(a) is hereby amended by deleting it in its entirety and substituting the attached revised Exhibit 9-12(a).

12. Exhibit 9-12(b) is hereby amended by deleting it in its entirety and substituting the attached revised Exhibit 9-12(b).

13. The definition of "Acceptable Inventory" is amended by striking the last clause of the definition beginning in the fifth line, after "Encumbrances" with "provided" through the end.

14. The definition of Borrowing Base is hereby amended by striking it in its entirety and substituting the following:

              "BORROWING BASE": Means an amount which is the aggregate of the Standard Inventory Advance plus the Special Inventory Advance, but in no event shall the aggregate of the Standard Inventory Advance and the Special Inventory Advance exceed one hundred percent (100%) of the Net Retail Liquidation Value minus (i) the then unpaid balance of the Loan Account, minus (ii) the then aggregate of such Reserves as may have been established by Lender, and minus (iii) the then outstanding Stated Amount of all L/C's."

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15.    The definition of Maturity Date shall be extended from "September 16,
       1998" to "August 16, 2000." Notwithstanding anything to the contrary herein, in the event that the Amended Facility not approved by the Bankruptcy Court on or before September 16, 1998, the existing Maturity Date shall be extended to September 18, 1998, subject to Borrower's compliance with all other terms and conditions of the Loan Agreement which shall remain in effect until approval of the Amended DIP Facility or termination of the Loan Agreement.

16.    The following definition of "Special Inventory Advance" is added:

              "SPECIAL INVENTORY ADVANCE": Means an amount up to Six Million ($6,000,000) Dollars not to exceed the lesser of (a) seven and one-half (7.5%) percent of the Cost of Acceptable Inventory and (b) fifteen percent (15%) of the Net Retail Liquidation Value, provided however, Lender shall have no obligation to make any Special Inventory Advance(s) unless and until Lender enters into a repurchase agreement from an acceptable "book wholesaler" in form and substance acceptable to Lender in its discretion.

17.    The following definition of "Standard Inventory Advance" is added:

              "STANDARD INVENTORY ADVANCE": Means an amount which is equal to the lesser of (a) fifty-five percent (55%) of the Cost of Acceptable Inventory and (b) eighty-five percent (85%) of the Net Retail Liquidation Value."

18.    The following definition of "Net Retail Liquidation Value" is added:

              "NET RETAIL LIQUIDATION VALUE": Means the appraised liquidation value of Acceptable Inventory less liquidation expenses as determined by Lender or its agents from time to time."

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19.    Lender consents to an increase in the Professional Fee Carve Out as defined in Paragraph 21 of the Final Order, from $500,000 to $750,000 as of February 1, 1999; provided however, Lender may create a reserve (an Availability Reserve or otherwise) in the full amount of such Professional Fee Carve Out to the extent of such increase or any other increase that may be approved by the Court.

In all other respects, the Loan Agreement is hereby ratified and confirmed.

              Executed as a sealed instrument, this 9th day of September, 1998.


                                   CROWN BOOKS CORPORATION,
                                   Debtor-in-Possession
                                   (BORROWER)

                                   By:  /s/Anna Currence
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Title:
                                         ---------------------------------------

                                   CROWN BOOKS EAST CORPORATION,
                                   Debtor-in-Possession
                                   (BORROWER)

                                   By:  /s/Anna Currence
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Title:
                                         ---------------------------------------


                                   CROWN BOOKS WEST CORPORATION,
                                   Debtor-in-Possession
                                   (BORROWER)

                                   By:  /s/Anna Currence
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Title:
                                         ---------------------------------------

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                                   CROWN BOOKS NATIONAL CORPORATION,
                                   Debtor-in-Possession
                                   (BORROWER)

                                   By:  /s/Anna Currence
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Title:
                                         ---------------------------------------


                                   SUPER CROWN BOOKS CORPORATION,
                                   Debtor-in-Possession
                                   (BORROWER)

                                   By:  /s/Anna Currence
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Title:
                                         ---------------------------------------


                                   CROWN DHC CORPORATION,
                                   Debtor-in-Possession
                                   (BORROWER)

                                   By:  /s/Anna Currence
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Title:
                                         ---------------------------------------


                                   FOOTHILL CAPITAL CORPORATION

                                   By:  /s/Steven Cole
                                      ------------------------------------------
                                   Print Name: Steven Cole
                                              ----------------------------------
                                   Title: Sr. Vice President
                                         ---------------------------------------

                                   PARAGON CAPITAL LLC
                                   (LENDER)

                                   By:  /s/Robert J. Shusterman
                                      ------------------------------------------
                                   Print Name:  Robert J. Shusterman
                                              ----------------------------------
                                   Title: EVP, Chief Credit Officer
                                         ---------------------------------------

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                                   EXHIBIT 9-5


              Crown Books Corporation

              REQUIRED REPORTING (AS OF 9/9/98);

              Upon each borrowing request, no less frequently than weekly:

                     Borrowing Base Certificate with summary backup information (Purchases and "Flash" Sales) (rollforward)

              Weekly:       On Friday

                     Sales Audit Report (Paragon format, one week in arrears) Cash Sources and Uses (Actual vs. 13 week cash forecast in form acceptable to Paragon)

              Monthly:
              On the 15th   Day following month-end

                     Perpetual Inventory Report by Department. Purchase and A/P Concentration Summary (Paragon format by within 30 days of closing)

                     A/P Aging Report: (Understood that company will provide in a form acceptable to Paragon by November 15, 1998). During the interim period, the Company will continue to complete the Purchases and A/P concentration report referred to above, and provide the Lenders with details regarding A/P derived manually from the existing system as requested.

                     Inventory Certificate: Reference Perpetual Inventory Report on Paragon Inventory Certificate certifying to the report accuracy by signature.

                     Rent Compliance Certificate (Paragon format, absent nonpayment, only signature certifying compliance is required)

                     13 week cash forecast in form acceptable to Paragon

              On the 30th Day following month-end

                     Tax & Insurance Compliance Certificate (Paragon format, absent nonpayment, only signature certifying compliance is required), or when reasonably requested by Paragon

                     Reconciliation of Cost of Goods Sold and Gross Margin per the COGS Report to the General Ledger

                     Reconciliation of Evolution (Perpetual) Inventory to the General ledger Statement of Store Activity (Paragon format)

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              On the 45th   Day following month-end
                            Monthly Financial Statements*

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                     Officer's Compliance Certificate (Paragon format)

              *Inclusive of Balance Sheet, Income Statement, and Sources and Uses of Cash

              ANNUAL FINANCIAL STATEMENTS

                     Final year-end financial statements with Accountant's Certificate within 90 days after fiscal year-end

                     Interim "draft" financial statements within 60 days after year-end

              All of the above in a form and substance or by means of electronic submission as required by the Lender from time to time at its sole discretion.

              Ineligible Inventory

              The following categories will be deemed ineligible if the aggregate effective advance rate exceeds 44% at any time.

                     -      Calendars

                     -      Newspapers/Periodicals/Calendars

              "Day 1" Inventory Reserves

                     -      Shrink Reserve equal to 4.29% of YTD sales

                     - The Shrink Reserve will be reset to zero after a full physical inventory (conducted by an acceptable third party) of the ongoing stores is completed, and the results of said inventory (the actual shrink) is properly reflected in the Perpetual Inventory Report and Borrowing Base. Thereafter, a mutually agreeable shrink reserve will be imposed consistent with the physical inventory results.

              "Day 1" Availability Reserves

                     -      Other reserves - $500,000

                     - Professional/Bankruptcy fees - $500,000; $750,000 at FYE 2/1/99

              COMPOSITION AND IMBALANCE

              Measured monthly, "Non-Book" inventory (excluding calendars) shall not exceed 8.5% of total inventory at cost.

              Measured monthly, "Remainder" inventory shall not exceed 12.0% of total inventory at cost.

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                                 EXHIBIT 9-12(a)

              FINANCIAL AND INVENTORY COVENANTS:
              Min/Max Inventory

              Measured monthly, on a rolling three-month basis, commencing EOM October 1998, average EOM inventory at cost shall be at least 80% of plan, and not more than 115.0% of plan; exclusive of "opportunistic buys"' (those purchases deemed extraordinary given trade terms granted different than those typically offered to the company) also excluded are those inventories pertaining to store openings in accordance with the business plan. DOCUMENTATION IS SUBJECT TO THE SOLE SATTSFACTION OF THE LENDER.

              TRADE ACCOUNTS PAYABLE TO INVENTORY TEST

              Measured monthly, commencing with EOM September 1998, the EOM Trade Accounts Payable as a percentage of EOM Inventory at cost shall not vary negatively from plan by more than: (1) 10 ppts EOM September, 1998 and (2) 6.0 ppts for each month thereafter. If the Trade Accounts Payable To Inventory Ratio varies negatively from plan by more than the variances detailed above, the advance rate will be decreased by 2.0 ppts the first month and 1.5 ppts each month thereafter until the advance rate reaches 45.0% of eligible cost inventory or until such time as the Trade Accounts Payable To Inventory Ratio at month end is within 78.00% of plan. It is further understood that the reduction in the aforementioned advance rate will not be made if the Company is in compliance with the Accounts Payable to Inventory Test within ten days from the end of the respective month.

              SALES:

              Measured weekly an a rolling four-week basis, commencing with the first fiscal week of October 1998, Sales shall not vary negatively from plan by more than: (1) 12.5% during fiscal months of January through April, and July through September, or (2) 15.0% during the fiscal months of May and June, and, October through December. If Sales vary negatively from plan by more than the variances detailed above, the advance rate will be decreased by 3.0 ppts the first week and 1.5 ppts each week thereafter until the advance rate reaches 45.0% of eligible cost inventory or until such time as Sales are within 85% of plan as measured on a rolling four week basis. In the event that weekly plan sales figures are not provided by the Company, weekly plan sales shall be calculated based upon the monthly plans sales figure per the Company's business plan divided by 4.3 average weeks.

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              The forgoing test could be subject to change should a revised
              Business Plan acceptable to Paragon be received subsequent to the closing of the proposed facility. Absent receipt of a Revised Business Plan, consistent with the notice requirements contained in the proposed Amended Agreement, the Lenders will consider adjustments to the aforementioned tests commensurate with the proportional impact to such tests of unplanned store closings. It is understood that the Borrower is obligated to provide written notice to the Lender at least thirty days prior to the date such store closings are to occur.

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